Exhibit 99.2

Selected Financial Data

The historical financial information presented below for the Partnership was derived from the Partnership’s Form 8-K filed on August 9, 2013. The pro-forma financial information presented below was derived from information presented in this Form 8-K, except for investing and financing activities cash flow data, maintenance capital expenditures, adjusted total segment margin and adjusted EBITDA, which were generally derived from historical financial information of the Partnership and PVR, appropriately adjusted for pro-forma adjustments. All tabular dollar amounts, except per unit data, are in millions.

Regency Energy Partners LP

Unaudited Pro Forma Selected Financial Data

(in millions except unit data and per unit data)

	Successor					Predecessor
	Nine Months Ended September 30, 2013 Pro forma (Unaudited)	Year Ended December 31, 2012 Pro forma (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009	Year Ended December 31, 2008
Statement of Operations Data:
Total revenues	$2,654	$2,981	$2,000	$1,434	$716	$505	$1,043	$1,785
Total operating costs and expenses	2,518	2,951	1,970	1,394	702	485	816	1,635

Operating income	136	30	30	40	14	20	227	150
Other income and deductions:
Income from unconsolidated affiliates	104	103	105	120	54	16	8	—
Gain on sale of investment in unconsolidated affiliates	14	—	—	—	—	—	—	—
Interest expense, net	(197)	(191)	(122)	(103)	(48)	(35)	(78)	(63)
Loss on debt refinancing, net	(7)	(8)	(8)	—	(16)	(2)	—	—
Other income and deductions, net	4	29	29	17	(8)	(4)	(15)	—

Income (loss) from continuing operations before income taxes	54	(37)	34	74	(4)	(5)	142	87
Income tax expense (benefit)	(1)	—	—	—	1	—	(1)	—

Income (loss) from continuing operations	55	(37)	34	74	(5)	(5)	143	87
Discontinued operations:
Net (loss) income from operations of east Texas assets	—	—	—	—	(1)	—	(3)	14

Net income (loss)	55	(37)	34	74	(6)	(5)	140	101
Net income attributable to noncontrolling interest	(4)	(2)	(2)	(2)	—	—	—	—

Net income (loss) attributable to Regency Energy Partners LP	$51	$(39)	$32	$72	$(6)	$(5)	$140	$101

Amounts attributable to Series A Preferred Units	5	10	10	8	5	3	4	—
General partner’s interest, including IDRs	15	14	9	7	3	1	5	4
Amount allocated to non-vested common units	—	—	—	—	—	—	1	1
Beneficial conversion feature for Class D common units	—	—	—	—	—	—	1	7
Beneficial conversion feature for Class F common units	3	—	—	—	—	—	—	—
Pre-acquisition income from SUGS allocated to predecessor equity	(36)	(14)	(14)	—	—	—	—	—

Limited partners’ interest in net income (loss)	$64	$(49)	$27	$57	$(14)	$(9)	$129	$89

Basic and diluted income (loss) from continuing operations per unit:
Basic income (loss) from continuing operations per common and subordinated unit	$0.19	$(0.16)	$0.16	$0.39	$(0.09)	$(0.10)	$1.63	$1.14
Diluted income (loss) from continuing operations per common and subordinated units	$0.18	$(0.16)	$0.13	$0.32	$(0.09)	$(0.10)	$1.63	$1.10
Distributions per common and subordinated unit	$1.395	$1.84	$1.84	$1.81	$0.89	$0.89	$1.78	$1.71
Basic and diluted income (loss) on discontinued operations per unit:	$—	$—	$—	$—	$(0.01)	$—	$(0.03)	$0.21
Basic and diluted net income (loss) per unit:
Basic income (loss) per common and subordinated unit	$0.19	$(0.16)	$0.16	$0.39	$(0.10)	$(0.10)	$1.61	$1.34
Diluted net income (loss) per common and subordinated unit	$0.18	$(0.16)	$0.13	$0.32	$(0.10)	$(0.10)	$1.60	$1.28
Income per Class D common unit due to beneficial conversion feature	$—	$—	$—	$—	$—	$—	$0.11	$0.99
Income per Class F common unit due to beneficial conversion feature	$0.45	$—	$—	$—	$—	$—	$—	$—

	Successor				Predecessor
	September 30, 2013 Pro forma (Unaudited)	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Balance Sheet Data (at period end):
Property, plant and equipment, net	$6,408	$3,686	$1,886	$1,660	$1,456	$1,704
Total assets	14,278	8,123	5,568	4,770	2,533	2,459
Long-term debt (long-term portion only)	4,609	2,157	1,687	1,141	1,014	1,126
Series A Preferred Units	32	73	71	71	52	—
Partners’ capital	8,897	5,340	3,531	3,294	1,243	1,099

	Successor					Predecessor
	Nine Months Ended September 30, 2013 Pro forma (Unaudited)	Year Ended December 31, 2012 Pro forma (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009	Year Ended December 31, 2008
Cash flow data:
Net cash flows provided by (used in):
Operating activities	$560	$469	$324	$254	$80	$89	$144	$181
Investing activities	(1,389)	(2,143)	(807)	(955)	(297)	(148)	(156)	(949)
Financing activities	782	1,732	535	693	203	72	21	735
Other Financial Data:
Adjusted total segment margin(1)	865	946	608	421	235	154	361	402
Adjusted EBITDA(1)	680	744	525	422	218	108	211	259
Maintenance capital expenditures	52	75	58	22	7	8	20	18
(1)	See — “Non-GAAP Financial Measures” for a reconciliation to its most directly comparable GAAP measure.

Non-GAAP Financial Measures.

We include in Exhibit 99.2 the following non-GAAP financial measures: adjusted EBITDA and adjusted total segment margin. We provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measures as calculated and presented in accordance with GAAP.

We define EBITDA as net income (loss) plus interest expense, net, income tax expense, net, and depreciation and amortization expense. We define adjusted EBITDA as EBITDA plus or minus the following:

•	non-cash loss (gain) from commodity and embedded derivatives;

•	unit-based compensation expenses;

•	loss (gain) on asset sales, net;

•	loss on debt refinancing;

•	impairment of long-lived assets;

•	other non-cash (income) expense, net;

•	net income attributable to noncontrolling interest; and

•	our interest in adjusted EBITDA from unconsolidated affiliates less income from unconsolidated affiliates.

These measures are used as supplemental measures by our management and by external users of our financial statements such as investors, banks, research analysts and others, to assess:

•	financial performance of our assets without regard to financing methods, capital structure or historical cost basis;

•	the ability of our assets to generate cash sufficient to pay interest costs, support our indebtedness and make cash distributions to our unitholders and General Partner;

•	our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and

•	the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

Neither EBITDA nor adjusted EBITDA should be considered an alternative to, or more meaningful than net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. EBITDA and adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA or adjusted EBITDA in the same manner. Adjusted EBITDA is the starting point in determining distributable cash flow, which is an important non-GAAP financial measure for a publicly traded Partnership.

EBITDA and adjusted EBITDA do not include interest expense, income tax expense or depreciation and amortization expense. Because we have borrowed money to finance our operations, interest expense is a necessary element of our costs and our ability to generate cash available for distribution. Because we use capital assets, depreciation and amortization are also necessary elements of our costs. Therefore, any measures that exclude these elements have material limitations. To compensate for these limitations, we believe that it is important to consider both net earnings determined under GAAP, as well as EBITDA and adjusted EBITDA, to evaluate our performance. We define segment margin, generally, as revenues minus cost of sales. We calculate our Gathering and Processing segment margin and Natural Gas Transportation segment margin as revenues generated from operations less the cost of natural gas and NGLs purchased and other costs of sales, including third-party transportation and processing fees. We do not record segment margin for our investments in unconsolidated affiliates (HPC, MEP, Lone Star, Ranch JV and Grey Ranch) because we record our ownership percentages of their net income as income from unconsolidated affiliates in accordance with the equity method of accounting. We calculate our Contract Services segment margin as revenues minus direct costs, primarily compressor unit repairs, associated with those revenues. We calculate total segment margin as the sum of segment margin of our segments less intersegment eliminations. We define adjusted segment margin as segment margin adjusted for non-cash (gains) losses from commodity derivatives. Our adjusted total segment margin equals the sum of our operating segments’ adjusted segment margins or segment margins, as applicable, including intersegment eliminations.

Total segment margin and adjusted total segment margin are included as a supplemental disclosure because they are primary performance measures used by our management as they represent the result of product sales, service fee revenues and product purchases, a key component of our operations. We believe total segment margin and adjusted total segment margin are important measures because they are directly related to our volumes and commodity price changes. Operation and maintenance expense is a separate measure used by management to evaluate operating performance of field operations. Direct labor, insurance, property taxes, repair and maintenance, utilities and contract services comprise the most significant portion of our operation and maintenance expenses. These expenses are largely independent of the volumes we transport or process and fluctuate depending on the activities performed during a specific period. We do not deduct operation and maintenance expenses from total revenue in calculating total segment margin and adjusted total segment margin because we separately evaluate commodity volume and price changes in these margin amounts. As an indicator of our operating performance, total segment margin or adjusted total segment margin should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Our total segment margin and adjusted total segment margin may not be comparable to a similarly titled measure of another company because other entities may not calculate these measures in the same manner.

	Successor					Predecessor
	Nine Months Ended September 30, 2013 Pro forma (Unaudited)	Year Ended December 31, 2012 Pro forma (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009	Year Ended December 31, 2008
Reconciliation of “Adjusted EBITDA” to net cash flows provided by operating activities and to net income (loss)
Net cash flows provided by operating activities	$560	$469	$324	$254	$80	$89	$144	$181
Add (deduct):
Depreciation and amortization, including debt issuance cost write-off and amortization and bond premium write-off and amortization	(349)	(386)	(259)	(175)	(78)	(51)	(116)	(105)
Impairment of long-lived assets	—	(125)	—	—	—	—	—	—
Income from unconsolidated affiliates	104	103	105	120	54	16	8	—
Derivative valuation change	(3)	24	12	21	(33)	(12)	(5)	15
Loss gain on asset sales, net	(1)	28	(3)	2	—	—	133	(1)
Gain on sale of investment in unconsolidated affiliates	14	—	—	—	—	—	—	—
Unit-based compensation expenses	(8)	(9)	(5)	(3)	(2)	(12)	(6)	(4)
Non-cash interest expense	(5)	(6)	—	—	—	—	—	—
Gain on insurance settlements	—	—	—	—	—	—	—	3
Trade accounts receivable, accrued revenues and related party receivables	76	29	—	8	—	11	(11)	(19)
Other current assets and other current liabilities	30	(10)	(10)	(11)	13	(25)	(4)	(6)
Trade accounts payable, accrued cost of gas and liquids, related party payables, and deferred revenues	(119)	(33)	(18)	(23)	15	(9)	4	41
Distributions of earnings received from unconsolidated affiliates	(115)	(130)	(121)	(119)	(57)	(12)	(8)	—
Cash flow changes in other assets and liabilities	(129)	9	9	—	2	—	1	(4)

Net income (loss)	55	(37)	34	74	(6)	(5)	140	101

Add (deduct):
Interest expense, net	197	191	122	103	48	35	78	63
Depreciation and amortization	345	379	252	169	77	46	110	103
Income tax (benefit) expense	(1)	—	—	—	1	—	(1)	—

EBITDA	596	533	408	346	120	76	327	267

	Successor					Predecessor
	Nine Months Ended September 30, 2013 Pro forma (Unaudited)	Year Ended December 31, 2012 Pro forma (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009	Year Ended December 31, 2008
Add (deduct):
Partnership’s interest in unconsolidated affiliates Adjusted EBITDA (1)(2)(3)(4)	188	227	227	213	102	21	11	—
Income from unconsolidated affiliates	(104)	(103)	(105)	(120)	(54)	(16)	(8)	—
Non-cash (gain) loss from commodity and embedded derivatives	—	(21)	(19)	(18)	31	11	5	(15)
Loss (gain) on assets sales, net	1	(28)	3	(2)	—	—	(133)	1
Gain on sale of investment in unconsolidated affiliate	(14)	—	—	—	—	—	—	—
Loss on debt extinguishment	7	8	8	—	16	2	—	—
Impairment of long-lived assets	—	125	—	—	—	—	—	—
Other expense, net	6	3	3	3	3	14	9	6

Adjusted EBITDA	$680	$744	$525	$422	$218	$108	$211	$259

(1) 100% of HPC’s Adjusted EBITDA is calculated as follows:
Net income	$56	$70	$70	$109	$72	$35	$20	$—
Add:
Depreciation and amortization	27	36	36	35	20	12	9	—
Interest expense	2	2	2	1	—	—	—	—
Impairment of property, plant, and equipment	—	22	22	—	—	—	—	—
Other expense, net	—	2	2	—	—	—	—	—

HPC’s adjusted EBITDA	$85	$132	$132	$145	$92	$47	$29	—
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%	45.00%	38.00%	—%

Partnership’s interest in HPC’s Adjusted EBITDA	$42	$65	$65	$72	$46	$21	$11	$—

(2) 100% of MEP’s Adjusted EBITDA is calculated as follows:
Net income	$63	$83	$83	$85	$43	$—	$—	$—
Add:
Depreciation and amortization	52	69	69	70	40	—	—	—
Interest expense, net	38	52	52	51	29	—	—	—

MEP’s Adjusted EBITDA	$153	$204	$204	$206	$112	$—	$—	$—
Ownership interest	50%	50%	50%	50%	49%	—%	—%	—%

Partnership’s interest in MEP’s Adjusted EBITDA	$77	$102	$102	$103	$56	$—	$—	$—

(3) 100% of Lone Star’s Adjusted EBITDA is calculated as follows:
Net income	$160	$147	$147	$94	$—	$—	$—	$—
Add:
Depreciation and amortization	61	52	52	32	—	—	—	—
Other expenses, net	2	—	—	—	—	—	—	—

Lone Star’s Adjusted EBITDA	$223	$199	$199	$126	$—	$—	$—	$—
Ownership Interest	30%	30%	30%	30%	—%	—%	—%	—%

Partnership’s interest in Lone Star’s Adjusted EBITDA	$67	$60	$60	$38	$—	$—	$—	$—

(4) 100% of Ranch JV’s Adjusted EBITDA is calculated as follows:
Net loss	$2	$(2)	$(2)	$—	$—	$—	$—	$—
Add:
Depreciation and amortization	4	1	1	—	—	—	—	—

Ranch JV’s Adjusted EBITDA	6	(1)	(1)	—	—	—	—	—
Ownership Interest	33.33%	33.33%	33.33%	—%	—%	—%	—%	—%

Partnership’s interest in Ranch JV’s Adjusted EBITDA	$2	$—	$—	$—	$—	$—	$—	$—

	Successor					Predecessor
	Nine Months Ended September 30, 2013 Pro forma (Unaudited)	Year Ended December 31, 2012 Pro forma (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period from Acquisition (May 26, 2010 to December 31, 2010)	Period from (January 1, 2010 to May 25, 2010)	Year Ended December 31, 2009	Year Ended December 31, 2008
Reconciliation of net income (loss) to “Adjusted total segment margin”
Net income (loss)	$55	$(37)	$34	$74	$(6)	$(5)	$140	$101
Add (deduct):
Operation and maintenance	270	296	228	147	78	48	117	120
General and administrative	104	162	100	67	44	37	57	51
Loss (gain) on assets sales, net	1	(28)	3	(2)	—	—	(133)	—
Gain on sale of investment in unconsolidated affiliates	(14)	—	—	—	—	—	—	—
Management services termination fee	—	—	—	—	—	—	—	4
Transaction expenses	—	—	—	—	—	—	—	2
Impairment of long-lived assets	—	125	—	—	—	—	—	—
Depreciation and amortization	345	379	252	169	76	42	100	93
Income from unconsolidated affiliates	(104)	(103)	(105)	(120)	(54)	(16)	(8)	—
Interest expense, net	197	191	122	103	48	35	78	63
Loss on debt refinancing, net	7	8	8	—	16	2	—	—
Other income and deductions, net	(4)	(29)	(29)	(17)	8	4	15	—
Income tax expense (benefit)	(1)	—	—	—	1	—	(1)	—
Discontinued operations	—	—	—	—	1	—	3	(14)

Total segment margin	856	964	613	421	212	147	368	420
Add (deduct):
Non-cash (gain) loss from commodity derivatives	9	(18)	(5)	—	23	7	(7)	(18)

Adjusted total segment margin	865	946	608	421	235	154	361	402